HOULIHAN'S RESTAURANT GROUP, INC.
                  SCHEDULE OF FRANCHISE DEVELOPMENT AGREEMENTS
                                December 30, 1996

                                                                   Development
                                          Execution  Territory      Schedule
           Developer                         Date  (all or part)(total/deadline)
-----------------------------------------   -----   -----------  --------------

Oregon Irish Restaurants ................   4/94    OR            4 / 6/15/99

R H Restaurants, Inc. ...................   4/94    NV            3 / 6/15/99

Desert Hospitality and Onager Development   4/94    TX AZ CO      5 / 8/15/99

Executive Management, Ltd. ..............   7/94    NC            8 / 9/15/00

Copa Restaurants, Inc. ..................   10/94   WI            5 / 10/1/97

Bennett Hofford Company .................   1/95    SC            4 / 2/28/99

Hospitality & Leisure Investments, Inc. .   3/95    Puerto Rico   3 / 9/15/97

Clancy's Inc. ...........................   3/95    IN KY         5 / 3/31/99

Concessions International, L.P. .........   5/95    GA IL PA CA   5 / 3/31/99

Destock, Inc. ...........................   7/95    TN            7 / 4/30/01

Houlihan's of Cleveland .................   7/95    OH            8 / 2/28/02

T-Brothers, Inc. ........................   7/95    ND SD         2 / 10/1/98

Plaza International Restaurants, Inc. ...   9/95    FL            5 / 12/31/00

Grimaldi's of Albany, Inc. ..............   1/96    NY            5 / 11/15/99

Tukwila Foods ...........................   3/96    WA            4 / 1/30/00

Frel Ingenieros y Arquitectos ...........   8/96    Mexico        2 / 12/31/98

San Carlos ..............................   8/96    CA            5 / 8/30/01

Northcott Company .......................   9/96    MN IA NE      10 / 11/30/05

JDK .....................................   9/96    PA            6 / 4/15/01

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